PIMCO ETF Trust

Supplement Dated May 31, 2023, to the Actively Managed Exchange-Traded Funds Prospectus

dated November 1, 2022, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Senior Loan Active Exchange-Traded Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is jointly and primarily managed by David Forgash, Giang Bui, Jason Duko and Tanuj Dora. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by David Forgash, Giang Bui, Jason Duko and Tanuj Dora. Mr. Forgash is a Managing Director of PIMCO, Ms. Bui and Mr. Duko are Executive Vice Presidents of PIMCO and Mr. Dora is a Vice President of PIMCO. Messrs. Forgash and Dora and Ms. Bui have managed the Fund since its inception in June 2022 and Mr. Duko has managed the Fund since May 2023.

In addition, effective immediately, disclosure concerning the portfolio managers of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Senior Loan Active Exchange-Traded Fund	Giang Bui	6/22*

Executive Vice President, PIMCO. Ms. Bui is an executive vice president in the Newport Beach office and a portfolio manager and trader of securitized debt instruments, focusing on collateralized loan obligations (CLOs), asset-backed collateralized debt obligations, and off-the-run sectors within structured products. Ms. Bui joined PIMCO in 2000 and was previously a member of the bank loan portfolio management team, responsible for bank loan investments and the management of PIMCO-issued CLOs. She has investment experience since 2000 and holds an MBA from the Anderson School of Management at the University of California, Los Angeles and an undergraduate degree from the University of California, San Diego.

PIMCO Senior Loan Active Exchange-Traded Fund	Tanuj Dora	6/22*

Vice President, PIMCO. Mr. Dora heads Capital Markets for PIMCO’s ETF business and works on efficient trading and portfolio management of PIMCO ETFs. Prior to joining PIMCO in 2021, Mr. Dora was a Portfolio Manager for Fixed Income ETFs and index mandates at DWS (formerly Deutsche Asset Management), managing over $7 billion in ETF assets. Mr. Dora joined DWS in 2016 and was responsible for launching and building out DWS’s fixed income ETF business in the US. Prior to his role at DWS, he was based in London working for Deutsche Bank AG as an ETF market maker and trader. He holds B. Tech and M.Tech degrees in industrial engineering and management from Indian Institute of Technology Kharagpur.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Senior Loan Active Exchange-Traded Fund	Jason Duko	5/23

Executive Vice President, PIMCO. Mr. Duko is an executive vice president and portfolio manager in the Newport Beach office focusing on U.S. leveraged finance, including bank loans and collateralized loan obligations (CLOs), high yield, and multi-sector credit strategies. Prior to rejoining PIMCO in 2023, he was at Ares Management, where he was a partner and portfolio manager responsible for managing U.S. bank loan credit strategies. He was at PIMCO from 2011–2018, managing bank loan portfolios and responsible for secondary loan trading across all sectors. Previously, he held roles at Lord Abbett, Nomura Corporate Research and Asset Management (NCRAM), and ING Pilgrim Research. He has 25 years of investment experience and holds an undergraduate degree in finance from Arizona State University.

PIMCO Senior Loan Active Exchange-Traded Fund	David Forgash	6/22*

Managing Director, PIMCO. Mr. Forgash is a portfolio manager and head of global leveraged loans. In addition to being the lead portfolio manager for leveraged loans, he is also a member of the high yield and multi-sector credit teams. Prior to joining PIMCO in 2018, he was a senior portfolio manager at Millennium Capital Partners, investing across European credit. Previously, he was an executive director of European credit trading at Morgan Stanley, a managing director of U.S. credit trading at Greenwich Capital and a vice president in credit trading at Lehman Brothers. He has investment experience since 1994 and holds an MBA from the Stern School of Business at New York University. He received an undergraduate degree in economics from the University of Delaware.

Investors Should Retain This Supplement for Future Reference

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PIMCO ETF Trust

Supplement dated May 31, 2023 to the Statement of Additional Information

dated November 1, 2022, as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Senior Loan Active Exchange-Traded Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is jointly and primarily managed by David Forgash, Giang Bui, Jason Duko and Tanuj Dora.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following is added to the end of the paragraph immediately preceding the above-mentioned table:

Effective immediately, the Fund is jointly and primarily managed by David Forgash, Giang Bui, Jason Duko and Tanuj Dora.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

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